1 1 Financial Results for the First Quarter Ended January 31, 2010 1 Exhibit 99.1

Forward-Looking Statements
Today’s discussion may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone’s actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone’s filings with the Securities and
Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q.  VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-
looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Non-GAAP Financial Measures
With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the
Securities and Exchange Commission. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these
Non-GAAP financial measures help it to evaluate VeriFone’s
performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-
GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

Non-GAAP Profit & Loss Overview

($ in thousands, except EPS)
$ $ $ $ $
Revenue 214,163 -12.8% 201,684 -5.8% 211,371 4.8% 217,898 3.1% 223,400 2.5%
Gross Margin 75,309 -11.5% 68,221 -9.4% 77,777 14.0% 82,531 6.1% 87,631 6.2%
Gross Margin % 35.2% 33.8% 36.8% 37.9% 39.2%
Operating Expense 50,687 -7.5% 44,841 -11.5% 43,541 -2.9% 47,814 9.8% 51,911 8.6%
Operating Expense % 23.7% 22.2% 20.6% 21.9% 23.2%
Operating Profit 24,622 -18.7% 23,380 -5.0% 34,236 46.4% 34,717 1.4% 35,720 2.9%
Operating Margin % 11.5% 11.6% 16.2% 15.9% 16.0%
Net Interest and Other (4,384) -41.0% (3,967) -9.5% (3,622) -8.7% (4,229) 16.8% (4,451) 5.2%
Pretax Profit 20,238 -11.5% 19,413 -4.1% 30,614 57.7% 30,488 -0.4% 31,269 2.6%
Taxes 5,667 -11.5% 5,436 -4.1% 8,572 57.7% 8,537 -0.4% 8,755 2.6%
Net Income 14,571 -11.5% 13,977 -4.1% 22,042 57.7% 21,951 -0.4% 22,514 2.6%
Net Income % 6.8% 6.9% 10.4% 10.1% 10.1%
EPS 0.17 -10.5% 0.17 0.0% 0.26 52.9% 0.26 0.0% 0.26 0.0%
Q109 Q409
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Q209 Q309 Q110
Sequential
Inc(Dec) %

Revenue Profile
Services
15.8%
Emerging
Markets
40.1%
Developed
Markets
59.9%
System
Solutions
84.2%
Q110
Revenue

($ in thousands) $ $ $ $ $
North America 83,900       -10.0% 83,444       -0.5% 89,034       6.7% 87,067       -2.2% 89,613       2.9%
Europe 66,141       -14.8% 63,773       -3.6% 67,148       5.3% 68,485       2.0% 69,374       1.3%
Latin America 43,608       -17.4% 40,339       -7.5% 30,561       -24.2% 35,563       16.4% 40,623       14.2%
Asia 20,514       -6.0% 14,128       -31.1% 24,628       74.3% 26,783       8.8% 23,790       -11.2%
Total 214,163     -12.8% 201,684     -5.8% 211,371     4.8% 217,898     3.1% 223,400     2.5%
Q110
Sequential
Inc(Dec) %
Q109 Q209 Q309 Q409
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %
Sequential
Inc(Dec) %

Major Strategic Initiatives • End-to-End Encryption with VeriShield Protect • PAYware Mobile for the Apple iPhone and other Smart Phones • VeriFone Media Solutions • Mobile Phone Initiated Payments 6

Encryption and PCI Compliance
Question
Is encrypted cardholder data considered cardholder data that must be protected in accordance with PCI DSS?
Answer
….. encrypted data may be deemed out of scope if, and only if, it has been validated that the entity that possesses encrypted cardholder data does not have the means to decrypt it. Any technological implementation or vendor solution should be validated to ensure both physical and logical controls are in place in accordance with industry best practices, prohibiting the entity, or malicious users that may gain access to the entity’s environment, from obtaining access to Keys.
Source:  PCI Standards Council FAQ

PAYware Mobile
• PAYware Mobile Solution
– Secure Card Encryption Sleeve (with VeriShield)
– Payment App
– VeriFone Gateway certified with all major
Processors/ Financial Institutions
• Channel Development
- Traditional processor and financial institutions
- 70+ ISOs signed on as resellers
- www.paywaremobile.com
- Apple retail stores and online Apple Store for business
(March)
- Party and In-home direct sales enterprises
• Product Roadmap (later this year)
– Blackberry, Android
– EMV Chip and PIN (international launch)

VeriFone Media Solutions
• Traditional and cutting edge Digital
Taxi Media in 23 major markets
• 25,000+ taxis across 23 markets
• Dense penetration in major
pedestrian cities and continuing to
expand
1.5 Billion Daily Impressions Across 23 Markets
VeriFone Media Solutions is the premier taxi media platform
that delivers quality impressions in hard-to-reach and extended dwell “cab”tive environments

Trunkbow International Holdings and Mobile Payment Initiation
• Trunkbow is a Jinan, China-based provider of technology platforms that enable mobile payment and value-added service applications
• China is the world’s largest mobile phone market – over 700 million subscribers – and mobile phones are playing an increasingly active role in payment initiation
• VeriFone co-led a $22.5M financing for Trunkbow and obtained an 8.6%
ownership stake
• VeriFone has been appointed preferred provider of POS systems for
Trunkbow and its mobile operator partners deploying mobile payment
Applications for 3G Growth

Financial Results and Guidance 11

Non-GAAP Gross Margin Review 12 Q109 Q209 Q309 Q409 Q110 System Solutions 34.2% 31.6% 35.6% 37.1% 39.0% Services 41.8% 47.4% 44.5% 42.3% 40.5% Total 35.2% 33.8% 36.8% 37.9% 39.2% % of Revenue

Non-GAAP Operating Expenses

Q109 Q209 Q309 Q409 Q110
Research and Development 7.4% 6.8% 6.8% 7.0% 7.2%
Sales and Marketing 7.8% 7.5% 7.1% 8.2% 8.3%
G&A 8.5% 7.9% 6.7% 6.7% 7.7%
Total 23.7% 22.2% 20.6% 21.9% 23.2%
Non-GAAP Operating Expenses as
Reported ($M)
50.7              44.8              43.5              47.8              51.9
Non-GAAP Operating Expenses,
Constant Currency ($M)
52.0              47.2              44.8              48.4              51.9
% of Revenue

Cash Flow and Balance Sheet

($ in thousands, except Days)
$ $ $ $ $
Cash Flow from Operations before
Changes in Working Capital
18,761       19,773       35,674       26,779       34,324
Cash Flow from Operations
7,099         62,459       57,792       75,259       54,109
Key Balance Sheet Items:
Cash
155,075     201,306     254,812     324,996     374,617
Accounts Receivables, net
158,479     69           165,980     77           176,069     78           157,357     68           152,471     64
Accounts Receivables Reserves
(4,949)          (5,021)          (4,667)          (4,556)          (3,813)
Inventories, net
139,770     96           105,641     81           98,480       66           95,921       62           94,496       63
Inventories Reserves (33,790)        (40,684)        (38,254)        (33,045)        (29,485)
Accounts Payable
49,533       32           61,118       41           74,813       51           87,094       58           88,194       58
Deferred Revenue, net
59,081       61,088       63,937       63,962       66,366
Note:      Accounts Receivable Days Sales Outstanding is calculated based on Gross Accounts Receivable Net of Reserve for Product Returns.
               Days in Inventory is calculated as Average Net Inventory divided by Total Cost of Goods Sold.
               Days in Accounts Payable is calculated as Accounts Payable divided by Total Cost of Goods Sold.
Q110
Days
Q209 Q309 Q109 Q409
Days Days Days Days

Debt Review

Q109 Q209 Q309 Q409 Q110
($ in millions, except ratio calculations)
Jan. 2009 Apr. 2009 Jul. 2009 Oct. 2009 Jan. 2010
Total Leverage Ratio
1 Consolidated Funded Indebtedness $116.3 $87.2 $30.7 ($36.9) ($81.2)
less Cash on Hand
2 Consolidated EBITDA for Last Four Quarters $77.9 $85.7 $93.5 $118.4 $136.1
Actual Result [= line 1 / line 2] $1.5 1.0                0.3                (0.3)               (0.6)
Maximum Level for Compliance 3.5                3.5                3.5                3.5                3.5
Compliant? Yes Yes Yes Yes Yes
Fixed Charge Coverage Ratio
For Last Four Quarters:
3 Consolidated EBITDA $69.1 $69.4 $86.3 $109.0 $122.8
  less Consolidated Capital Expenditures as Adjusted
  less Consolidated Cash Taxes
4 Consolidated Cash Interest Expense $16.5 $16.1 $10.1 $9.0 $8.3
plus Consolidated Scheduled Debt Payments
Actual Result [= line 3 / line 4] 4.2                4.3                8.6                12.1              14.7
Minimum Level for Compliance 2.0                2.0                2.0                2.0                2.0
Compliant? Yes Yes Yes Yes Yes

Guidance
• For the second quarter ending April 30, 2010, VeriFone expects to record net revenues to be between $225 million and $230 million.
Non-GAAP net income per share is projected to be in the range of
$0.25 to $0.26.
• For the full year of fiscal 2010, VeriFone expects net revenues to be between $925 million and $940 million.  Non-GAAP net income per share is projected to be in the range of $1.00 to $1.10, for the same time period.

17 17 Financial Results for the First Quarter Ended January 31, 2010